NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

CLOSING DATE: OCTOBER 28, 2004
MONTHLY DISTRIBUTION REPORT

COLLECTION PERIOD                             12/01/04     TO     12/31/04
Monthly Distribution Date                     01/25/05
VOLUME 2


1. ASSET AND LIABILITY SUMMARY

 A. STUDENT LOAN PORTFOLIO

                                                                   11/30/04               Change                  12/31/04
                                                                   --------               ------                  --------
     1  Student Loan Principal                                 $  797,779,349.53       $ (1,715,803.12)        $  796,063,546.41
     2  Student Loan Accrued Interest + Accrued Late Fees          10,179,387.52          3,444,778.69             13,624,166.21
                                                               -----------------           -----------         -----------------
     3  Pool Balance                                           $  807,958,737.05       $  1,728,975.57         $  809,687,712.62
                                                               -----------------           -----------         -----------------
     4  Weighted Average Coupon (WAC)                                      6.22%                 0.00%                     6.22%
     5  Weighted Average Maturity (WAM)                             269.3 Months           -1.5 Months              267.8 Months
     6  Number of Loans                                                   68,300                   -96                    68,204
     7  Number of Borrowers                                               65,180                   -95                    65,085

 B.     TRUST ACCOUNTS AND TERI PLEDGE FUND                             11/30/04                Change                  12/31/04

     1  Collection Account + Collections Receivable Account    $   15,399,516.01      $ (12,793,027.25)        $    2,606,488.76
     2  Reserve Account (at market value)                      $  244,892,740.88           $ 25,567.12         $  244,918,308.00

                                                               -----------------           -----------         -----------------
     3  Total Trust Accounts                                   $  260,292,256.89      $ (12,767,460.13)        $  247,524,796.76

     4  TERI Pledge Fund (at market value)                     $   46,861,970.01           $ 84,742.83         $   46,946,712.84

     5  Total Trust Accounts and TERI Pledge Fund              $  307,154,226.90      $ (12,682,717.30)        $  294,471,509.60

     6  Pool Balance + Trust Accounts                          $1,068,250,993.94      $ (11,038,484.56)        $1,057,212,509.38

     7  Pool Balance + Trust Accounts + TERI Pledge Fund       $1,115,112,963.95      $ (10,953,741.73)        $1,104,159,222.22

     8  Has the Stepdown Date occurred? NO (a)
        If  "Yes" :
        (a) Is the parity ratio at least 101%? (a)
        (b) Is the Cumulative Gross Default Rate greater than 10%? (a)
        (c) Is TERI solvent and paying claims? (a)

                                                                                                                              % OF
C.  SECURITIES         CUSIP       INDEX   SPREAD   11/30/04         CHANGE          12/31/04        CHANGE     01/25/05  SECURITIES
  1 Class A-1        63543PAU0    1M LIBOR 0.11% $  290,569,000.00 $(9,596,791.75) $  280,972,208.25 $  -  $  280,972,208.25  25.24%
  2 Class A-2        63543PAV8    1M LIBOR 0.15% $  149,830,000.00 $           -   $  149,830,000.00 $  -  $  149,830,000.00  13.46%
  3 Class A-3        63543AW6     1M LIBOR 0.21% $  187,338,000.00 $           -   $  187,338,000.00 $  -  $  187,338,000.00  16.83%
  4 Class A-4        63543PAX4    1M LIBOR 0.31% $  194,695,000.00 $           -   $  194,695,000.00 $  -  $  194,695,000.00  17.49%
  5 Class A-5 (b) 63543PAY2 & BC9 1M LIBOR 0.48% $  187,870,000.00 $           -   $  187,870,000.00 $  -  $  187,870,000.00  16.87%
  6 Class A-IO       63543PAZ9     Fixed   9.75%         (c)       $           -          (c)        $  -         (c)          0.00%
  7 Class B          63543PBA3    1M LIBOR 0.54% $   55,800,000.00 $           -   $   55,800,000.00 $  -  $   55,800,000.00   5.01%
  8 Class C          63543PBB1    1M LIBOR 0.80% $   56,800,000.00 $           -   $   56,800,000.00 $  -  $   56,800,000.00   5.10%
  9 Total Securities                             $1,122,902,000.00 $(9,596,791.75) $1,113,305,208.25 $  -  $1,113,305,208.25 100.00%

(a) The Stepdown Date is December 2010. At the Stepdown Date principal payments made on the Class B and Class C Securities may begin to be paid pro-rata with the Class A Securities. See the prospectus for complete information concerning the Stepdown Date.

(b)  Class A-5 Securities include Class A-5-1 and A-5-2.

(c) The initial notional amount, in effect thru Oct. 2008, for Class A-IO (interest-only) equals $100,000,000,

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

II      TRANSACTIONS AND ACCRUALS
  A.        STUDENT LOAN CASH PRINCIPAL ACTIVITY
        1   Principal Payments Received                                      $ (1,552,648.81)
        2   Principal Claims from Guarantor                                  $    (28,699.83)
        3   Repurchased Principal                                            $             -
        4   New Loan Additions                                               $             -
        5   Other Adjustments (cancellations, consolidations and other)      $   (178,677.51)
            ---------------------------------------------------------------------------------
        6   Total Principal Collections                                      $ (1,760,026.15)
            ---------------------------------------------------------------------------------

  B.        STUDENT LOAN NON-CASH PRINCIPAL ACTIVITY
        1   Capitalized Interest                                             $     58,468.51
        2   Realized Losses                                                  $             -
        3   Other Adjustments                                                $    (14,245.48)
            ---------------------------------------------------------------------------------
        4   Total Non-Cash Principal Activity                                $     44,223.03
            ---------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------
  C.        TOTAL STUDENT LOAN PRINCIPAL ACTIVITY (IIA6 + IIB4)              $ (1,715,803.12)
            ---------------------------------------------------------------------------------

  D.        STUDENT LOAN CASH INTEREST ACTIVITY
        1   Interest Payments Received                                       $   (686,030.79)
        2   Interest Claims from Guarantor                                   $       (295.41)
        3   Repurchased Interest                                             $             -
        4   New Loan Additions                                               $             -
        5   Late Fees                                                        $       (271.11)
        6   Other Adjustments (cancellations, consolidations and other)      $       (310.81)
            ---------------------------------------------------------------------------------
        7   Total Interest Collections                                       $   (686,908.12)
            ---------------------------------------------------------------------------------

  E.        STUDENT LOAN NON-CASH INTEREST ACTIVITY
        1   Interest Accruals                                                $  4,195,666.29
        2   Capitalized Interest                                             $    (58,468.51)
        3   Realized Losses                                                  $             -
        4   Other Adjustments                                                $     (6,009.01)
        5   Non-Cash Late Fees                                               $        498.04
            ---------------------------------------------------------------------------------
        6   Total Non-Cash Interest Activity                                 $  4,131,686.81
            ---------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------
  F.        TOTAL STUDENT LOAN INTEREST ACTIVITY (IID7 + IIE6)               $  3,444,778.69
---------------------------------------------------------------------------------------------

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

III.    COLLECTION ACCOUNT ACTIVITY

 A.     COLLECTION ACCOUNT
     1  Collections by Servicers                              $ 2,417,667.92
     2  Claim Payments from Guarantor                         $    28,995.24
     3  Liquidation Proceeds and Recoveries                   $            -
     4  Sale Proceeds                                         $            -
     5  Investment Earnings on Trust Accounts                 $   442,726.51
     6  Excess of Specified Reserve Account Balance           $            -
     7  Other Receipts (Late Fees and Other)                  $       363.78
     8  Prior Month Allocation                                $   141,633.26
     9  Opening Balance + Receivable                          $    (6,589.95)
        ---------------------------------------------------------------------
     10 Total Available Funds                                 $ 3,024,796.76
        ---------------------------------------------------------------------


B. ALLOCATIONS THRU 12/31/04 WITH PAYMENTS AND DISTRIBUTIONS FOR 1/25/05     TOTAL AVAILABLE      REMAINING          RESERVE
                                                                                 FUNDS              FUNDS            TRANSFER


     1  Payment of Trust Expenses, Servicer, Administrator,                  $ 3,024,796.76      $ 3,024,796.76
        Paying Agent and Back-up Administrator
             (a) Payment of Trust Expenses                                   $            -      $ 3,024,796.76    $          -
             (b) Payment of Servicing Fees                                   $   103,847.00      $ 2,920,949.76    $          -
             (c) Payment of Administration Fees                              $    33,169.31      $ 2,887,780.45    $          -
             (d) Payment to Irish Paying Agent                               $            -      $ 2,887,780.45    $          -
             (e) Payment of Back-up Administration Fees                      $     1,000.00      $ 2,886,780.45    $          -
     2  Allocation of Trust Expenses, Servicer, Administrator,
        Paying Agent and Back-up Administrator
             (a) Allocation of Trust Expenses                                $            -      $ 2,886,780.45    $          -
             (b) Allocation of Servicing Fees                                $   117,161.00      $ 2,769,619.45    $          -
             (c) Allocation of Administration Fees                           $            -      $ 2,769,619.45    $          -
             (d) Allocation to Irish Paying Agent                            $            -      $ 2,769,619.45    $          -
             (e) Allocation of Back-up Administration Fees                   $            -      $ 2,769,619.45    $          -
     3  Payment to TERI Pledge Fund, additional Guaranty Fees                $            -      $ 2,769,619.45    $          -
     4  Allocation to TERI Pledge Fund, additional Guaranty Fees             $    49,156.39      $ 2,720,463.06    $          -
     5  Payment of Interest Distribution Amount to Class A
        Securities:
             (a) Class A-1                                                   $   572,071.12      $ 2,148,391.94    $          -
             (b) Class A-2                                                   $   309,887.98      $ 1,838,503.96    $          -
             (c) Class A-3                                                   $   396,519.09      $ 1,441,984.87    $          -
             (d) Class A-4                                                   $   427,774.66      $ 1,014,210.21    $          -
             (e) Class A-5                                                   $   453,627.78      $   560,582.43    $          -
             (f) Class A-IO                                                  $   812,500.00      $            -    $ 251,917.57
     6  Payment of Interest Distribution Amount to Class B
        Securities:
             (a) Class B                                                     $   132,939.63      $            -    $ 384,857.20
     7  Payment of Interest Distribution Amount to Class C
        Securities:
             (b) Class C                                                     $   147,218.50      $            -    $ 532,075.70
     8  Payment to Reserve Account up to Specified Reserve
        Account Balance                                                      $            -      $            -    $          -
     9  Payment to TERI, to Purchase Rehabilitated Loans                     $            -      $            -    $          -
     10 Payment of Principal Distribution Amount to Class
        A Securities:
             (a) Class A-1                                                   $            -      $            -    $          -
             (b) Class A-2                                                   $            -      $            -    $          -
             (c) Class A-3                                                   $            -      $            -    $          -
             (d) Class A-4                                                   $            -      $            -    $          -
             (e) Class A-5-1                                                 $            -      $            -    $          -
             (f) Class A-IO                                                  $            -      $            -    $          -
     11 Payment of Principal Distribution Amount to Class B
        Securities:
             (a) Class B                                                     $            -      $            -    $          -
     12 Payment of Principal Distribution Amount to Class C
        Securities:
             (b) Class C                                                     $            -      $            -    $          -
     13 Payment of any Unreimbursed Advances:                                $            -      $            -    $          -
             (a) Payment of Trust Expenses                                   $            -      $            -    $          -
             (b) Payment of Servicing Fees                                   $            -      $            -    $          -
             (c) Payment of Administration Fees                              $            -      $            -    $          -
             (d) Payment of Irish Paying Agent                               $            -      $            -    $          -
             (e) Payment of Back-up Administration Fees                      $            -      $            -    $          -
             (f) Payment to First Marblehead Corporation                     $            -      $            -    $          -
     14 On and after 10% Pool Balance Distribution Date,                     $            -      $            -    $          -
             (a) Is a Turbo Parity Trigger in effect?                              No
             (b) Has a TERI Turbo Trigger occurred?                                No
     15 Remaining Funds to owner trust certificateholders                    $            -      $            -    $          -
--------------------------------------------------------------------------------------------------------------------------------

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

IV           PARITY CALCULATIONS (EXCLUDES TERI PLEDGE FUND)                                    11/30/04              12/31/04
             1     Senior Parity (Pool Balance + Trust Accounts / Class A Securities (a)        105.74%               105.65%
             2     Total Parity (Pool Balance + Trust Accounts / Securities) (a)                 95.13%                94.96%

--------------------------------------------------------------------------------
(a) Parity ratio calculations include all Securities including A-5-2 securities issued in a privately negotiated transaction

(b) The Total Parity ratio, as calculated pursuant to definitions stipulated in the Trust Documents, increased from 94.69% at the time of October 28, 2004 securitization to 94.96% on December 31, 2004. On November 30, 2004, the Total Parity ratio was 95.13%. The Total Parity ratios for all three reporting dates are in line with management's expectations. The Total Parity ratio at November 30, 2004 was positively impacted by the fact that interest accrued for the month of November 2004 was properly excluded from the parity calculation denominator, as required by the Trust Documents. At the same time, the cash required to make the December 2004 interest payment was available at November 30, 2004, and properly included in the Total Parity ratio numerator, thereby increasing the Total Parity ratio at November 30, 2004. On December 27, 2004, the Trust made the first interest payment of 59 or 60 days interest. Future interest payments will be made each Distribution Date to satisfy interest obligations for the previous month's interest period only.

V.      PORTFOLIO CHARACTERISTICS BY PAYMENT STATUS

-------------------------------------------------------------------------------------------------------------------
                                                 WAC                    # OF LOANS                %
                                           ------------------------------------------------------------------------
                                           ------------------------------------------------------------------------
PAYMENT STATUS                              11/30/04  12/31/04     11/30/04  12/31/04     11/30/04     12/31/04
-------------------------------------------------------------------------------------------------------------------
INTERIM (1)
          In School                             6.26%   6.26%      58,756     58,494       86.03%      85.76%
-------------------------------------------------------------------------------------------------------------------
TOTAL INTERIM                                                      58,756     58,494       86.03%      85.76%
-------------------------------------------------------------------------------------------------------------------
REPAYMENT
          ACTIVE
                   Current                      5.99%   5.97%       9,362      9,240       13.71%      13.55%
                   31-60 Days Delinquent        5.79%   6.15%          47        243        0.07%       0.36%
                   61-90 Days Delinquent        6.62%   6.15%          47         77        0.07%       0.11%
                   91-120 Days Delinquent       6.09%   6.72%          20         31        0.03%       0.05%
                   121-150 Days Delinquent      0.00%   6.17%        --           14        0.00%       0.02%
                   151-180 Days Delinquent      5.10%   0.00%           2       --          0.00%       0.00%
                   > 180 Days Delinquent        0.00%   5.10%        --            2        0.00%       0.00%

          FORBEARANCE                           5.34%   5.39%          66        103        0.10%       0.15%
-------------------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                                                     9,544      9,710       13.97%      14.24%
-------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                                        68,300     68,204      100.00%     100.00%
-------------------------------------------------------------------------------------------------------------------

(1) Loans in Interim Status have not yet had a scheduled payment.

-------------------------------------------------------------------------------------------------------------------

                                                   PRINCIPAL AMOUNT                    %
                                           ----------------------------------------------------------
                                           ----------------------------------------------------------
PAYMENT STATUS                                11/30/04          12/31/04       11/30/04     12/31/04
-----------------------------------------------------------------------------------------------------
INTERIM (1)
          In School                        $684,401,497.29     $681,318,801.29    85.79%    85.59%
-----------------------------------------------------------------------------------------------------
TOTAL INTERIM                              $684,401,497.29     $681,318,801.29    85.79%    85.59%
-----------------------------------------------------------------------------------------------------
REPAYMENT
          ACTIVE
                   Current                 $111,433,488.95     $109,655,481.40    13.97%    13.77%
                   31-60 Days Delinquent   $    465,260.83     $  2,673,102.54     0.06%     0.34%
                   61-90 Days Delinquent   $    496,471.19     $    854,545.68     0.06%     0.11%
                   91-120 Days Delinquent  $    200,481.30     $    304,879.25     0.03%     0.04%
                   121-150 Days Delinquent $       --          $    137,268.63     0.00%     0.02%
                   151-180 Days Delinquent $     47,996.34     $       --          0.01%     0.00%
                   > 180 Days Delinquent   $       --          $     47,996.34     0.00%     0.01%

          FORBEARANCE                      $    734,153.63     $  1,071,471.28     0.09%     0.13%
-----------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                            $113,377,852.24     $114,744,745.12    14.21%    14.41%
-----------------------------------------------------------------------------------------------------
GRAND TOTAL                                $797,779,349.53     $796,063,546.41   100.00%   100.00%
-----------------------------------------------------------------------------------------------------

(1) Loans in Interim Status have not yet had a scheduled payment.

-----------------------------------------------------------------------------------------------------

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2004-2

VI      PORTFOLIO CHARACTERISTICS BY BORROWER TYPE AND SCHOOL TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                 11/30/04                                 12/31/04
                                                   ---------------------------------------------------------------------------------
BORROWER TYPE                                        PRINCIPAL AMOUNT            %       PRINCIPAL AMOUNT                   %
------------------------------------------------------------------------------------------------------------------------------------
Creditworthy Cosigned Loans                           $ 651,898,176.43         81.71%    $ 650,575,993.29                81.72%
Creditworthy Non-Cosigned Loans                       $ 144,287,613.15         18.09%    $ 143,893,615.62                18.08%
Creditready Loans                                       $ 1,593,559.95          0.20%      $ 1,593,937.50                 0.20%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 $ 797,779,349.53        100.00%    $ 796,063,546.41               100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         11/30/04                          12/31/04
                                                   ---------------------------------------------------------------------------------
SCHOOL TYPE                                          PRINCIPAL AMOUNT            %       PRINCIPAL AMOUNT                   %
------------------------------------------------------------------------------------------------------------------------------------
2 Year Private                                          $ 8,179,526.60          1.03%      $ 8,163,429.32                 1.03%
2 Year Public                                          $ 94,348,562.34         11.83%     $ 94,168,440.97                11.83%
4 Year Private                                        $ 176,706,700.05         22.15%    $ 176,327,322.20                22.15%
4 Year Public                                         $ 372,677,680.76         46.71%    $ 371,992,078.31                46.73%
Graduate                                               $ 88,565,153.50         11.10%     $ 88,483,432.11                11.12%
K-12                                                   $ 23,133,082.90          2.90%     $ 22,787,042.29                 2.86%
Proprietary                                            $ 34,168,643.38          4.28%     $ 34,141,801.21                 4.29%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 $ 797,779,349.53        100.00%    $ 796,063,546.41               100.00%
------------------------------------------------------------------------------------------------------------------------------------


VII     DEFAULT DETAIL

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               11/30/04             12/31/04
                                                                                        --------------------------------------------
                                                                                           PRINCIPAL AMOUNT     PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
A.            Cumulative Claims Filed to TERI(1)                                              $ 78,021.92          $ 144,052.42

B.            Cumulative Gross Default Rate (2)                                                     0.07%                 0.12%

C.            Claims Cancelled (Non-Default)                                                  $         -          $          -

D.            Cumulative Net Default Rate (3)                                                       0.07%                 0.12%

E.            Cumulative Claim Payments Made by TERI                                          $         -          $  28,699.83

F.            Claims in Process                                                               $ 78,021.92          $ 115,352.59

G.            Cumulative net loss, claims rejected, aged 24 months or more                    $         -          $          -

H.            Is TERI Principal Trigger in effect?                                                  No
              Is TERI Turbo Trigger in effect?                                                      No
------------------------------------------------------------------------------------------------------------------------------------

(1) Cumulative principal balance of student loans subject to a TERI guaranty event as of the last day of the Collection Period.
(2) Section VII.A divided by the principal balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the Trust.
(3) Section VII.A adjusted by ( C ) Claims Cancelled and returned to a non-default status divided by the cumulative principal balance defined in footnote (2).